EXHIBIT 99.1

PRO FORMA FINANCIAL STATEMENTS

The following unaudited pro forma financial data reflects Atlas Pipeline Holdings, L.P.’s (“AHD”) historical results as adjusted on a pro forma basis to give effect to Atlas Pipeline Partners, L.P.’s (the “Partnership”) September 2010 disposition of Elk City Oklahoma GP, LLC and Elk City Oklahoma Pipeline, L.P. (collectively, “Elk City”) and the associated repayment of debt from the net proceeds of the disposition. The estimated adjustments to give effect to the Partnership’s disposition of Elk City and the associated repayment of debt from the net proceeds of the disposition are described in the notes to the unaudited pro forma financial statements.

AHD’s unaudited pro forma condensed consolidated balance sheet information reflects the Partnership’s disposition of Elk City as if it occurred as of June 30, 2010, and the unaudited pro forma condensed consolidated statement of operations information for the six months ended June 30, 2010 and 2009 and the twelve months ended December 31, 2009, 2008 and 2007 reflect the transaction as if it occurred as of the beginning of the respective period.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations include AHD’s historical consolidated financial statements, which have been adjusted to reflect AHD’s January 1, 2010 reclassification of a portion of its income, within its consolidated statements of operations, to “Transportation, Processing and Other Fees” for fee-based revenues which were previously reported within “Natural Gas and Liquids”. This reclassification was made in order to provide clarity between the revenue that is commodity-based and the revenue that is fee-based.

The unaudited pro forma condensed consolidated balance sheet and the pro forma condensed consolidated statements of operations were derived by adjusting AHD’s historical consolidated financial statements. However, AHD’s management believes that the adjustments provide a reasonable basis for presenting the significant effects of the transaction described above. The unaudited pro forma financial data presented are for informational purposes only and are based upon available information and assumptions that management believes are reasonable under the circumstances. You should not construe the unaudited pro forma financial data as indicative of the financial position or results of operations that AHD would have achieved had the transaction been consummated on the dates assumed. Moreover, they do not purport to represent AHD’s consolidated financial position or results of operations for any future date or period.

ATLAS PIPELINE HOLDINGS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)

June 30, 2010

(in thousands)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$209	$—	$682,000	(a)	$209
			(682,000)	(b)
Accounts receivable	61,613	(22,764)	—		38,849
Current portion of derivative asset	8,872	—	—		8,872
Prepaid expenses and other	15,772	(2,284)	—		13,438

Total current assets	86,416	(25,048)	—		61,368
Property, plant and equipment, net	1,679,581	(356,383)	—		1,323,198
Intangible assets, net	155,313	(17,383)	—		137,930
Investment in joint venture	134,504	—	—		134,504
Long-term portion of derivative asset	513	—	—		513
Other assets, net	30,758	(3,865)	(3,014)	(c)	23,879

	$2,087,085	$(402,679)	$(3,014)		$1,681,392

LIABILITIES AND PARTNERS’ CAPITAL
Current liabilities:
Current portion of long-term debt	$33,982	$(398)	$—		$33,584
Accounts payable - affiliates	7,788	—	—		7,788
Accounts payable	19,602	(2,952)	—		16,650
Accrued liabilities	14,055	(2,376)	—		11,679
Accrued interest payable	2,579	—	—		2,579
Current portion of derivative liability	1,019	—	—		1,019
Accrued producer liabilities	60,201	(6,673)	—		53,528

Total current liabilities	139,226	(12,399)	—		126,827
Long-term derivative liability	4,778	—	—		4,778
Long-term debt, less current portion	1,207,760	(1,326)	(682,000)	(b)	524,434
Other long-term liability	315	—	—		315
Commitments and contingencies
Partners’ capital:
Common limited partners’ interests	(11,979)	—	36,924	(a)	23,089
			(380)	(c)
			(1,476)	(d)
Equity	—	(388,954)	388,954	(a)	—
Accumulated other comprehensive loss	(3,512)	—	1,476	(d)	(2,036)

	(15,491)	(388,954)	425,498		21,053
Non-controlling interest	(31,885)	—	—		(31,885)
Non-controlling interest in Atlas Pipeline Partners, L.P.	782,382	—	256,122	(a)	1,035,870
			(2,634)	(c)

Total partners’ capital	735,006	(388,954)	678,986		1,025,038

	$2,087,085	$(402,679)	$(3,014)		$1,681,392

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE HOLDINGS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2010

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third parties	$491,890	$(87,748)	$—		$404,142
Natural gas and liquids – affiliates	—	—	17,358	(e)	17,358
Transportation, processing and other fees – affiliates	331	(1,085)	—	(e)	(754)
Transportation, processing and other fees – third parties	28,623	(8,961)	—		19,662
Other income, net – third parties	17,083	(4,679)	—	(f)	12,404
Other income, net – affiliates	—	2,457	(2,457)	(e)	—

Total revenue and other income, net	537,927	(100,016)	14,901		452,812

Costs and expenses:
Natural gas and liquids – third parties	393,459	(51,969)	—		341,490
Natural gas and liquids – affiliates	—	(17,358)	1,085	(e)	(16,273)
Plant operating	31,228	(7,288)	—		23,940
Transportation and compression	421	—	—		421
General and administrative	16,628	(65)	—		16,563
Compensation reimbursement – affiliates	750	—	—		750
Depreciation and amortization	45,645	(8,564)	—		37,081
Interest	52,155	(15)	(23,188)	(g)	31,966
			3,014	(h)

Total costs and expenses	540,286	(85,259)	(19,089)		435,938

Equity income in joint venture	2,350	—	—		2,350

Net income (loss)	(9)	(14,757)	33,990		19,224
Income attributable to non-controlling interests	(2,262)	—	—		(2,262)
Income attributable to non-controlling interests in Atlas Pipeline Partners L.P.	(233)	12,895	(29,673)	(i)	(17,011)

Net loss attributable to common limited partners	$(2,504)	$(1,862)	$4,317		$(49)

Net loss attributable to common limited partners per unit:
Basic	$(0.09)				$—
Diluted	$(0.09)				$—
Weighted average common limited partner units outstanding:
Basic	27,704				27,704

Diluted	27,704				27,704

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE HOLDINGS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE SIX MONTHS ENDED JUNE 30, 2009

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third parties	$310,569	$(65,560)	$—		$245,009
Natural gas and liquids – affiliates	—	—	28,406	(e)	28,406
Transportation, processing and other fees – affiliates	16,497	(3,690)	—	(e)	12,807
Transportation, processing and other fees – third parties	29,324	(8,817)	—		20,507
Other loss, net – third parties	(10,691)	(14,386)	—	(f)	(25,077)
Other loss, net – affiliates	—	8,751	(8,751)	(e)	—

Total revenue and other income, net	345,699	(83,702)	19,655		281,652

Costs and expenses:
Natural gas and liquids – third parties	264,421	(30,956)	—		233,465
Natural gas and liquids – affiliates	—	(28,406)	3,690	(e)	(24,716)
Plant operating	27,951	(6,549)	—		21,402
Transportation and compression	6,122	—	—		6,122
General and administrative	16,705	(351)	—		16,354
Compensation reimbursement – affiliates	750	—	—		750
Depreciation and amortization	45,667	(8,016)	—		37,651
Interest	48,517	107	(11,616)	(g)	41,064
			4,056	(h)

Total costs and expenses	410,133	(74,171)	(3,870)		332,092

Equity income in joint venture	710	—	—		710
Gain on asset sale	109,941	—	—		109,941

Income from continuing operations	46,217	(9,531)	23,525		60,211
Income attributable to non-controlling interests	(1,121)	—	—		(1,121)
Income from continuing operations attributable to non-controlling interests in Atlas Pipeline Partners L.P.	(40,062)	8,152	(20,373)	(i)	(52,283)

Net income from continuing operations attributable to common limited partners	$5,034	$(1,379)	$3,152		$6,807

Net income from continuing operations attributable to common limited partners per unit:
Basic	$0.18				$0.24
Diluted	$0.18				$0.24
Weighted average common limited partner units outstanding:
Basic	27,659				27,659

Diluted	27,659				27,659

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE HOLDINGS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2009

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third party	$736,074	$(145,645)	$—		$590,429
Natural gas and liquids – affiliates	—	—	45,909	(e)	45,909
Transportation, processing and other fees – affiliates	17,536	(5,517)	—	(e)	12,019
Transportation, processing and other fees – third parties	57,903	(17,570)	—		40,333
Other loss, net – third parties	(23,150)	(9,383)	—	(f)	(32,533)
Other loss, net – affiliates	—	10,572	(10,572)	(e)	—

Total revenue and other income, net	788,363	(167,543)	35,337		656,157

Costs and expenses:
Natural gas and liquids	594,742	(72,529)	—		522,213
Natural gas and liquids – affiliates	—	(45,909)	5,517	(e)	(40,392)
Plant operating	58,474	(12,908)	—		45,566
Transportation and compression	6,657	—	—		6,657
General and administrative	36,646	(445)	—		36,201
Compensation reimbursement – affiliates	2,731	—	—		2,731
Depreciation and amortization	92,434	(16,750)	—		75,684
Goodwill and other asset impairment loss	10,325	—	—		10,325
Interest	106,373	158	(36,035)	(g)	73,964
			3,468	(h)

Total costs and expenses	908,382	(148,383)	(27,050)		732,949

Equity income in joint venture	4,043	—	—		4,043
Gain on asset sale	111,440	(2,493)	—		108,947

Income (loss) from continuing operations	(4,536)	(21,653)	62,387		36,198
Income attributable to non-controlling interests	(3,176)	—	—		(3,176)
(Income) loss from continuing operations attributable to non-controlling interests in Atlas Pipeline Partners L.P.	2,878	18,648	(53,965)	(i)	(32,439)

Net loss from continuing operations attributable to common limited partners	$(4,834)	$(3,005)	$8,422		$583

Net loss from continuing operations attributable to common limited partners per unit:
Basic	$(0.17)				$(0.02)
Diluted	$(0.17)				$(0.02)
Weighted average common limited partner units outstanding:
Basic	27,663				27,663

Diluted	27,663				27,663

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE HOLDINGS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2008

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids – third party	$1,301,396	$(253,595)	$—		$1,047,801
Natural gas and liquids – affiliates	—	—	30,010	(e)	30,010
Transportation, processing and other fees – affiliates	43,293	(1,330)	—	(e)	41,963
Transportation, processing and other fees – third parties	62,582	(18,655)	—		43,927
Other income (loss), net – third parties	(55,487)	76,541	—	(f)	21,054
Other income (loss), net – affiliates	—	16,673	(16,673)	(e)	—

Total revenue and other income, net	1,351,784	(180,366)	13,337		1,184,755

Costs and expenses:
Natural gas and liquids – third party	1,080,940	(181,810)	—		899,130
Natural gas and liquids – affiliates	—	(30,010)	1,330	(e)	(28,680)
Plant operating	60,835	(13,464)	—		47,371
Transportation and compression	11,249	—	—		11,249
General and administrative	241	(1,095)	—		(854)
Compensation reimbursement – affiliates	1,487	—	—		1,487
Depreciation and amortization	82,841	(11,077)	—		71,764
Goodwill and other asset impairment loss	676,860	(61,136)	—		615,724
Interest	87,853	3,878	(30,114)	(g)	66,237
			4,620	(h)
Gain on early extinguishment of debt	(19,867)	—	—		(19,867)

Total costs and expenses	1,982,439	(294,714)	(24,164)		1,663,561

Loss from continuing operations	(630,655)	114,348	37,501		(478,806)
Loss attributable to non-controlling interests	22,781	—	—		22,781
Loss from continuing operations attributable to non-controlling interests in Atlas Pipeline Partners L.P.	531,750	(103,854)	(32,963)	(i)	394,933

Net loss from continuing operations attributable to common limited partners	$(76,124)	$10,494	$4,538		$(61,092)

Net income (loss) attributable to common limited partners per unit:
Basic	$(2.77)				$(2.22)
Diluted	$(2.77)				$(2.22)
Weighted average common limited partner units outstanding:
Basic	27,511				27,511

Diluted	27,511				27,511

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE HOLDINGS, L.P. AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2007

(in thousands, except per unit data)

	Historical	Elk City	Elk City Disposition Adjustments		Pro Forma
Revenue:
Natural gas and liquids	$719,165	$(192,262)	$—		$526,903
Transportation, processing and other fees – affiliates	33,169	—	—		33,169
Transportation, processing and other fees – third parties	34,008	(16,481)	—		17,527
Other loss, net – third parties	(174,110)	68,119	—	(f)	(105,991)
Other loss, net – affiliates	—	6,928	(6,928)	(e)	—

Total revenue and other income, net	612,232	(133,696)	(6,928)		471,608

Costs and expenses:
Natural gas and liquids	576,415	(168,421)	—		407,994
Plant operating	34,667	(11,693)	—		22,974
Transportation and compression	6,235	—	—		6,235
General and administrative	57,236	—	—		57,236
Compensation reimbursement – affiliates	5,939	—	—		5,939
Depreciation and amortization	43,903	(9,450)	—		34,453
Interest	63,695	1,397	(52,387)	(g)	19,120
			6,415	(h)

Total costs and expenses	788,090	(188,167)	(45,972)		553,951

Loss from continuing operations	(175,858)	54,471	39,044		(82,343)
Income attributable to non-controlling interests	(3,940)	—	—		(3,940)
Loss from continuing operations attributable to non-controlling interests in Atlas Pipeline Partners L.P.	160,621	(48,235)	(34,320)	(i)	78,066

Net loss from continuing operations attributable to common limited partners	$(19,177)	$6,236	$4,724		$(8,217)

Net loss from continuing operations attributable to common limited partners per unit:
Basic	$(0.81)				$(0.35)
Diluted	$(0.81)				$(0.35)
Weighted average common limited partner units outstanding:
Basic	23,806				23,806

Diluted	23,806				23,806

See accompanying notes to unaudited condensed consolidated financial statements

ATLAS PIPELINE PARTNERS, L.P. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL

STATEMENTS

(a)	To reflect the Partnership’s proceeds of $682.0 million, exclusive of working capital adjustments and transactional costs, from the September 2010 disposition of Elk City and record an estimated gain on disposition of $281.3 million, which was allocated to partner’s capital on AHD’s condensed consolidated balance sheet based upon AHD’s equity interests and non-controlling interests.

(b)	To reflect the application of the Partnership’s net proceeds from the disposition of Elk City to reduce borrowings under its senior secured credit facility.

(c)	To reflect the write-off of the Partnership’s unamortized deferred financing costs in connection with the reduction of its borrowings under its senior secured term loan noted in (b), which was allocated to partners’ capital on AHD’s condensed consolidated balance sheet based upon AHD’s equity interests and non-controlling interests.

(d)	Other comprehensive income related to gain/loss on derivative instruments previously designated to hedge Elk City production, which will be recognized in other income (loss), net, upon the sale of the Elk City assets. Recognition of OCI in income is a result of the forecasted hedged transactions no longer expected to occur as a result of the asset sale.

(e)	To reinstate intra-entity transactions between continuing operations and Elk City previously eliminated in consolidation, including processing of product by Elk City on behalf of the Chaney Dell business unit and intra-entity derivatives for hedging natural gas positions. These transactions are expected to continue in the future, with either product being processed through the Elk City facility or sold externally to third parties. Derivatives will be traded with external entities for future hedging needs.

(f)	Other income (loss), net includes the unrealized gains and losses related to the change in fair market value of derivative instruments no longer designated for hedge accounting.

(g)	To reflect the adjustment to interest expense to reflect the Partnership’s repayment of $682.0 million of its senior secured credit facility borrowings from the net proceeds of the sale of Elk City. The weighted average historical interest rates utilized for the interest expense adjustment were 6.8% and 3.7% for the six months ended June 30, 2010 and 2009, respectively, and 5.1%, 5.5% and 7.8% for the twelve months ended December 31, 2009, 2008 and 2007, respectively.

(h)	To reflect the write-off of unamortized deferred financing costs in connection with the Partnership’s repayment of $425.8 million of senior secured term loan borrowings, which may not be re-borrowed, with a portion of the net proceeds from the disposition of Elk City. The remaining repayment will be applied to the revolving credit facility, which may be re-borrowed at a later date.

(i)	To reflect the adjustment of income allocated to the Partnership’s non-controlling interests resulting from adjustments consisting of the Partnership’s disposition of Elk City, the repayment of borrowings under its senior secured credit facility, and the write-off of deferred finance costs.